UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

Spirit Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Executive Way

Miramar, Florida 33025

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, Spirit Airlines, Inc. (“Spirit”) entered into warrant agreements with the United States Department of the Treasury (“Treasury”) on April 20, 2020 (the “PSP1 Agreement”), January 15, 2021 (the “PSP2 Agreement”) and April 29, 2021 (the “PSP3 Agreement” and, together with the PSP1 Agreement and PSP2 Agreement, the “Warrant Agreements”). Pursuant to the Warrant Agreements, the Company has issued to Treasury warrants to purchase up to 899,560 shares of common stock (the “Warrants”). The Warrant Agreements entitle the Treasury to customary registration rights.

On February 9, 2024, the Company filed a shelf registration statement on Form S-3 (File No. 333-276992) (the “Registration Statement”), which became effective upon filing. The Registration Statement provides for the sale of securities, including shares of common stock and warrants of the Company, from time to time by the Company and selling securityholders who may be named in a prospectus supplement. On the date hereof, the Company filed a prospectus supplement providing for the resale of the Warrants by one or more selling securityholders from time to time, as well as the resale of up to 899,560 shares of common stock issuable upon exercise of such Warrants.

The opinion of Debevoise & Plimpton LLP, relating to the validity of the Warrants and the shares of common stock issuable upon exercise of such Warrants, is filed as Exhibit 5.1 hereto.

The foregoing description of the Warrant Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Warrant Agreements, filed herewith as Exhibits 4.1 to 4.3, the Forms of Warrant, filed herewith as Exhibits 4.4 to 4.8 and the Warrants to Purchase Common Stock, filed herewith as Exhibits 4.9 to 4.11, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Warrant Agreement, dated as of April 20, 2020, between the Company and the United States Department of the Treasury, filed as Exhibit 4.2 to the Company’s Form 10-Q dated May 6, 2020, is hereby incorporated by reference.

4.2	Warrant Agreement, dated as of January 15, 2021, between the Company and the United States Department of the Treasury, filed as Exhibit 4.64 to the Company’s Form 10-K dated February 10, 2021 is hereby incorporated by reference.

4.3	Warrant Agreement, dated as of April 29, 2021, between the Company and the United States Department of the Treasury, filed as Exhibit 4.2 to the Company’s Form 10-Q filed on July 28, 2021, is hereby incorporated by reference.

4.4	Form of Warrant to Purchase Common Stock, issued April 20, 2020, in connection with the PSP1 Agreement, is hereby incorporated by reference from Exhibit B to Exhibit 4.1 hereto.

4.5	Form of Warrant to Purchase Common Stock, issued May 29, 2020, in connection with the PSP1 Agreement, filed as Exhibit 4.4 to the Company’s Form 10-Q dated July 22, 2020, is hereby incorporated by reference.

4.6	Form of Warrant to Purchase Common Stock, issued June 29, 2020, in connection with the PSP1 Agreement, filed as Exhibit 4.5 to the Company’s Form 10-Q dated July 22, 2020, is hereby incorporated by reference.

4.7	Form of Warrant to Purchase Common Stock, issued July 31, 2020, in connection with the PSP1 Agreement, filed as Exhibit 4.6 to the Company’s Form 8-K dated September 30, 2020, is hereby incorporated by reference.

4.8	Form of Warrant to Purchase Common Stock, issued October 2, 2020, in connection with the PSP1 Agreement, filed as Exhibit 4.1 to the Company’s Form 8-K dated October 2, 2020, is hereby incorporated by reference.

4.9	Warrant to Purchase Common Stock, issued March 5, 2021, in connection with the PSP2 Agreement, filed as Exhibit 4.1 to the Company’s Form 8-K dated May 18, 2021, is hereby incorporated by reference.

4.10	Warrant to Purchase Common Stock, issued April 29, 2021, in connection with the PSP2 Agreement, filed as Exhibit 4.2 to the Company’s Form 8-K dated May 18, 2021, is hereby incorporated by reference.

4.11	Warrant to Purchase Common Stock, issued June 3, 2021, in connection with the PSP3 Agreement, filed as Exhibit 4.1 to the Company’s Form 8-K dated June 30, 2021, is hereby incorporated by reference.

5.1	Opinion of Debevoise & Plimpton LLP.

23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel